LONG-TERM PARTNERING AGREEMENT

entered into between

Deloitte Consulting (Proprietary) Limited

(hereafter referred to as “Deloitte”),

a private company incorporated in accordance with the laws of South Africa

Registration Number: 2005/007151/07

and

Capital Supreme (Proprietary) Limited

(hereafter referred to as “the Company”),

a private company incorporated in accordance with the laws of South Africa

Registration Number: 2004/001517/07

(individually or collectively, as the context may require, shall be referred to as “a/the Party/ies”.)

TABLE OF CONTENTS

2

INTERPRETATION

3

TERMS OF REFERENCE

4

DELOITTE TOUCHE TOHMATSU

5

RELATIONSHIP OF THE PARTIES

6

TEAMING ARRANGEMENTS

7

SUBCONTRACTING ARRANGEMENTS

8

CLIENT COMMUNICATION

9

INSURANCE

10

NON-SOLICITATION OF PERSONNEL

11

CONFIDENTIALITY

12

INTELLECTUAL PROPERTY

13

OBLIGATIONS OF THE PARTIES

14

EQUIPMENT OF THE PARTIES

15

LIMITATION OF LIABILITY

16

FORCE MAJEURE

17

DELOITTE AUDITOR INDEPENDENCE AND CONFLICT OF INTEREST POLICIES

18

ASSIGNMENT

19

BREACH

20

TERMINATION

21

DISPUTE RESOLUTION

22

WARRANTIES OF THE PARTIES

23

ENTIRE CONTRACT AND DURATION

24

SEPARATE UNDERTAKINGS

25

STATEMENTS OF WORK

26

GOVERNING LAW

27

GENERAL

28

REPRESENTATION

29

DOMICILIUM CITANDI ET EXECUTANDI

ANNEXURE A – REPRESENTATION AND DOMICILIA CITANDI ET EXECUTANDI

ANNEXURE B – BASIS OF PARTNERING

ANNEXURE C - LIST OF TARGET CLIENTS…………………………………………………………………………………………………………….

ANNEXURE C D – FORMS OF STATEMENT OF WORK

ANNEXURE E - INFORMATION RELATING TO SERVICE OFFERING

ANNEXURE F - COMPANY REPRESENTATIVES AND SPECIFIC CLIENTS

SIGNATURES

DEFINITIONS

In this Agreement, unless the context clearly indicates a contrary intention, the following expressions and words have the meanings assigned to them below and derivative expressions and words will have a corresponding meaning:

3.1

“the/this Agreement” means this agreement together with the annexures hereto, as well as all amendments thereto executed by the Parties in accordance with clause ;

3.2

"Business Day" means any day other than a Saturday, Sunday or official Public holiday in the Republic of South Africa;

3.3

“Default” means any failure by either Party to comply with its obligations in terms of this Agreement;

3.4

“Deliverable” refers to anything delivered pursuant to the Services under this Agreement, or any SOW;

3.5

“the Effective Date” means --------------- notwithstanding the signature date;

3.6

“Lead Party” means Deloitte;

3.7

“Personnel” means the respective directors, officers, employees, agents, subcontractors, contractors and professional advisors of each Party;

3.8

“Services”  means inter alia, the transmission of Mobile Financial Statements and Mobile Marketing Solutions including but not limited to mobile marketing and advertising campaigns to Deloitte clients’ mobile phones on the GSM Network via the Multi Media Message Centres and Short Message Service Centres of various mobile network operators (subject to any different definition ascribed thereto in any SOW), and as more specifically described in Annexure “DE”.;

3.9

“SOW” means a statement of work concluded between the Parties, to which the terms of this Agreement shall apply (save for where the SOW specifically amends the terms of this Agreement), in the forms as attached hereto as Annexure CD;

3.10

“Subcontracted Party” means the Company.

3.11

“Clients” means those entities listed in Annexure B C hereto.

4

INTERPRETATION

4.1

References to this Agreement shall include the schedules and annexures to this Agreement.

4.2

The table of contents, and the headings to the clauses in this Agreement are for convenient reference purposes only, shall not be used in the interpretation of this Agreement, and shall not limit or extend the language of the clauses to which they refer.

4.3

Words and phrases defined in this Agreement shall also apply in the interpretation of the same words and phrases in annexures, schedules and SOWs to this Agreement, save where specifically indicated to the contrary in such annexures, schedules and SOWs.

4.4

Unless the context otherwise require:

4.4.1

the singular shall import and include the plural and vice versa;

4.4.2

words indicating a gender shall import and include other genders;

4.4.3

words indicating natural persons shall include juristic persons;

4.4.4

the Gregorian calendar shall be the basis for any years, quarters, months or dates expressed in this Agreement; and

4.4.5

references to clauses, schedules, parts and sections are, unless otherwise provided, references to clauses, schedules, parts and sections of this Agreement.

4.5

Where appropriate, meanings ascribed to defined words and expressions in clauses ,this Agreement , shall impose substantive obligations on the Parties.

4.6

The use of the word "including" followed by a specific example or examples shall not be construed or interpreted as limiting the meaning of the general wording preceding it and the euisdem generis rule shall not be applied in the interpretation of such general wording and/or such specific example or examples.

5

TERMS OF REFERENCE

5.1

Deloitte and the Company are in the business of providing professional services, and both have considerable skill, knowledge and experience in that field.  The skills of the individual Parties are complementary, and the Parties have identified synergies for working together closely in the future.

5.2

The Parties wish to specifically record Deloitte shall introduce, market and promote the Services to  Clients.

5.3

Deloitte shall contract directly with the Client for the Services.

5.4

The Parties record that the Company will remunerate Deloitte for its effort in introducing, marketing and promoting the Services to the Client.

5.5

The Parties wish to:

5.5.1

agree standard terms and conditions, under which the Parties may enter into SOWs.; and

5.5.2

establish a long-term partnering arrangement, under the terms of this Agreement, and as described in more detail in Annexure B whereby Deloitte shall introduce, market and promote the Services to the Clients. Such long-term partnering will involve Subcontracting Arrangements, whereby the Company will subcontract services to Deloitte.

5.6

Except as provided in this Agreement, the Company shall be precluded from participating or contracting with other entities, save for those those contractors Company representatives and their specific  clients as referenced in Annexure EF (the content of which will be amended / updated from time to time by agreement between the parties), that would provide the introduction, marketing and promoting the Services to Clients. For the avoidance of doubt, the Parties specifically acknowledge and agree that the Company representatives contractors as referenced in Annexure E F (as amended / updated from time to time) shall not be entitled to approach, introduce, market or promote the Services to the Clients referenced in Annexure B C or clients discussed or identified  by Deloitte or the Parties collectively.

5.7

The Parties agree that Annexure B C contains a list of target clients. Deloitte will introduce market and promote the Services to the target clients as listed in Annexure BC. The parties agree that the content of Annexure C would be amended / updated from time to time when circumstances so determine.

5.8

Deloitte and the Company shall meet monthly to discuss various issues including new potential target clients and in the event of the Parties identifying new target clients Deloitte must ensure that the auditor independence provisions as described in this Agreement are complied with.

5.9

The Parties record that in the event of Deloitte being precluded from introducing, marketing and promoting the ServicesMobile Financial Statements component of the Services to a potential target client due to the restrictions described in auditor independence provisions  as described in this Agreement and have confirmed this position in writing to the Company then the Company may directly or contract a third party to introduce, market and promote the Mobile Financial Statements component of the ServicesServices to that particular target client only.

5.10

It is specifically recorded that Deloitte will contract directly with the Client and the Company will not be directly or indirectly involved in any contractual negotiations or discussions. Notwithstanding the provisions of this clause 3.5.6 the company Company shall cooperate with Deloitte in preparing any proposals to Clients or potential clients.

5.11

Neither execution of this Agreement, nor anything contained herein, shall:

5.11.1

obligate either Party to issue any SOW to the other Party pursuant to this Agreement; or

5.11.2

obligate either Party to accept any SOW issued by the other Party pursuant to this Agreement.

5.12

It is specifically recorded that Deloitte will contract directly with the Client and the Company will not be directly or indirectly involved in any contractual negotiations or discussions except insofar as the Company’s participation in any presentation to a client may constitute such involvement.  It is further specifically recorded that Deloitte will have due regard to and incorporate into any proposal or tender submitted to a Client, the terms and conditions of the Company’s Service Level Agreement attached hereto as Annexure “D”.  The proposal or tender document submitted to a Client shall, upon acceptance by the Client be deemed to form part of the Main Client Agreement entered into between Deloitte and such Client.

5.13

For the purpose of Subcontracting Arrangements:

5.13.1

Definitions:

5.13.1.1

“Client” means the Client as described in the relevant Subcontracting SOW;

5.13.1.2

“SOW Contract Value” of this Agreement is specified in the Subcontracting SOW;

5.13.1.3

“Subcontracting SOW” refers to a statement of work for a Subcontracting Arrangement, as agreed between the Parties;

5.13.2

A separate Subcontracting SOW will be signed for each Subcontracting Arrangement.

5.13.3

For each Subcontracting Arrangement, as described in the relevant Subcontracting SOW, Deloitte will be appointed as the lead Party (“Lead Party”), and the Company will be the subcontracted Party (“Subcontracted Party”).

5.13.4

The Lead Party and the Client have entered into an agreement (hereafter referred to as the “Main Client Agreement”) , as described in the Subcontracting SOW, under which the Lead Party has agreed to perform for the Client certain services described in the Main Client Agreement (“the Project”).

5.13.5

The Lead Party wants to appoint the Subcontracted Party to provide to or on behalf of the Lead Party the services defined in the Subcontracting SOW (“Services”).

5.13.6

The Parties agree that the scope of a Subcontracting Arrangement is to regulate the performance of the Subcontracted Party related to the Services.

5.13.7

All Services performed by the Subcontracted Party for the Lead Party will be in accordance with the agreed terms of reference for the Project as contained in this Agreement, and as described in the Subcontracting SOW unless both Parties in writing agree upon a revision.

5.13.8

The Subcontracted Party undertakes not to be directly or indirectly involved in the Project, save as contemplated in the Subcontracting SOW.

6

DELOITTE TOUCHE TOHMATSU

6.1

Deloitte is a member of the Deloitte Touche Tohmatsu worldwide network (“DTT”), a Swiss Verein (association).  As a Swiss Verein, neither DTT nor any of its member firms has any liability for each other’s acts or omissions.  Each of the member firms is a separate and independent legal entity.  Services are provided by the member firms, and not by DTT.

6.2

Deloitte is a subsidiary of Deloitte & Touche Southern Africa (a professional partnership), which is a member firm of DTT, and which has signed the DTT Verein agreement.

6.3

"D&T Parties” means all entities (including Deloitte) that are members of DTT and each of their divisions, subsidiaries, companies owned or managed by DTT, predecessors, successors and assignees, and all partners, principals, members, owners, directors, officers, employees and agents of all such entities.

6.4

This Agreement is between the Company and Deloitte. The Company agrees that its relationship is solely with Deloitte as the entity contracting with the Company.  Notwithstanding the fact that Deloitte may utilise Personnel provided to Deloitte from other D&T Parties through service or other agreements, you agree that none of the D&T Parties (except Deloitte as referenced in this Agreement) will have any liability to you and that you will not bring any claim or proceedings of any nature (whether in contract, delict, breach of statutory duty or otherwise and including, but not limited to, a claim for negligence) in any way in respect of or in connection with this Agreement against any of the D&T Parties (except Deloitte) or any subcontractors that Deloitte may use to provide the Services.

7

RELATIONSHIP OF THE PARTIES

7.1

The Parties hereto shall be deemed to be independent contractors, and the Personnel of one shall not be deemed to be Personnel of the other.

7.2

Nothing in this Agreement shall be construed as constituting a temporary employment service as contemplated in section 198 of the Labour Relations Act, 1995, and the employees of one Party shall not be deemed to be employees of any other Party.

7.3

Neither Party shall act as the agent of the other, and neither Party shall have the authority, or represent that it has the authority, to bind the other Party.  In addition, neither Party shall have any fiduciary duty towards the other Party under this Agreement.

7.4

Nothing in this Agreement shall be construed as creating a partnership or joint venture between the Parties and neither Party shall have any authority to incur any liability on behalf of the other or to pledge the credit of the other Party.

7.5

No person who is not a party to this Agreement shall have any rights under the Agreement to enforce any of its terms.

8

ARRANGEMENTS WHERE THE PARTIES SUBMIT A PROPOSAL OR RESPOND TO A TENDER OR REQUEST BY A POTENTIAL CLIENT.

8.1

The following terms will govern all circumstances where Parties submit a proposal or respond to a tender.

8.2

Responsibilities of the Parties

8.2.1

In an effort to achieve the purpose of submitting a proposal or responding to a tender to a potential client, the Parties agree to cooperate in the manner described in this Agreement. Both Parties will have access to a copy of the Request including any terms and conditions required by the Request to be incorporated into contracts with the Client.

8.2.2

The Parties record that Deloitte will be appointed as the lead Party (“Lead Party”), and the Company will be the subcontracted Party (“Subcontracted Party”) in the proposal or response to a tender.

8.2.3

The Parties shall participate in the preparation of the proposal by supplying, in a timely fashion, such personnel, information (including, without limitation, all cost information), resumes and other materials as may be reasonably required to complete the proposal, including, without limitation, any and all exceptions the Parties may have to the terms and conditions of the request issued by the potential client .

8.2.4

Each Party shall be responsible for its own costs for the preparation of the proposal. The Parties specifically record that Deloitte shall be entitled to charge the Company a marketing fee where the Client is unable to utilise the Services due to the restrictions described in clause 17.

8.2.5

Neither Party may actively participate in efforts with third parties that are competitive with efforts under this Agreement.

8.2.6

The Parties acknowledge that the term "actively participate" referenced in clause  includes, without limitation, the interchange of technical data with third parties and the making available, allowing the use of, or offering the use of services of a Party's Personnel, in each case to prepare a proposal with a third party in response to the request  issued by the potential client or to provide the Services or any portion thereof.  Notwithstanding the foregoing, both Parties expressly understand and agree that:

8.2.6.1

this Agreement shall not be construed as precluding either Party from selling its standard commercially available products provided this does not cause any conflict for the Parties in regard to the Agreement; and

8.2.6.2

bona fida co-operation with the other parties in respect of the Agreement.

8.2.7

In the event of the potential client awarding the proposal  to Deloitte, the Company shall provide Services and Deliverables (including, where appropriate, support for each other) consistent with the commitments shown in the  relevant proposal and in this Agreement).

8.2.8

In the event of the Client awarding the proposal to Deloitte, the Parties undertake to:

8.2.8.1

negotiate in good faith with the aim of Deloitte entering into a contract with the Client, and to provide the services as set forth in the proposal; and

8.2.8.2

negotiate in good faith and to conclude a Subcontracting SOW with each other to provide the services to the client, of the nature and to the extent set forth in the proposal and this Agreement.

8.3

Progress Management

8.3.1

To facilitate the expeditious fulfilment of the respective obligations of the Parties, and to ensure good communication between the Parties and between the Lead Party and the Client, the Parties shall convene and attend progress meetings whenever so required by any Party on 5 (five) Business Days written notice to the other Party.

8.3.2

Such notice shall specify the place, the day (a Business Day), the hour of the meeting and the business to be transacted at such meeting.  Delivery by way of electronic mail or by fax transmission shall be acceptable.

8.3.3

At any progress meeting, any matter that the Parties may deem expedient may be raised.  Unless agreed otherwise between the Parties, such meetings will be chaired by the Lead Party.

8.3.4

In the event that the Parties are unable to amicably resolve any particular matter raised at a progress or other meeting, then either Party shall be entitled to declare that a dispute exists and that shall be dealt with in accordance with clause  of this Agreement.

8.4

Entering into a Subcontracting SOW pursuant to the proposal being awarded to Deloitte:

The Parties hereto shall prepare a Subcontracting SOW pursuant to the terms and conditions of this Agreement, which Subcontracting SOW shall become effective upon award of a contract by the client to Deloitte.

9

SUBCONTRACTING ARRANGEMENTS

9.1

The following terms will govern all Subcontracting Arrangements between the Parties.

9.2

Terms of Subcontracting Arrangements:

9.2.1

The Lead Party hereby appoints the Subcontracted Party as its subcontractor, which appointment the Subcontracted Party accepts, to perform the Services.  In agreeing to this Subcontracting Arrangement, the Parties agree on the price structure at which the Subcontracted Party will perform such Services.

9.2.2

The Subcontracted Party undertakes that its Services will be fulfilled in a timely manner at the price agreed between the Parties in the Subcontracting SOW.

9.2.3

Unless otherwise stated in this Agreement, there is no agreement between the individual Parties to share profits and/or losses.  Any profit or loss which each Party receives or incurs in the performance of its Services shall be for the account of that Party.

9.2.4

The Lead Party shall have the right to appoint additional subcontractors to the Project only with the prior written consent of the Subcontracted Party, which consent shall not be unreasonably withheld.

9.2.5

The Subcontracted Party may not appoint subcontractors to render the Services allocated to it, unless:

9.2.5.1

the prior written consent of the Lead Party is obtained; and

9.2.5.2

the Subcontracted Party remains fully accountable for the provision of the Services and/or Personnel; and.

9.2.6

Subject to clause , and unless agreed otherwise between the Parties, the Parties indemnify and hold each other harmless for any loss or damage howsoever arising and of whatsoever nature either Party may suffer as a result of the actions of the subcontractor appointed pursuant to clauses 7.2.4.

7.2.7

Subcontracted Party indemnifies and holds the Lead Party harmless for any loss or damage howsoever arising and of whatsoever nature the Lead Party may suffer as a result of the actions of the subcontractor appointed.

9.2.7

The Parties agree to ensure that any party appointed by it and over which it has direct control (the subcontractor), performs its duties and functions as may be reasonably required by the non appointing party so as to enable the other party to comply with its obligations in terms of this Agreement and/or any SOW concluded pursuant hereto.

9.3

Specified Services and Personnel

9.3.1

In the case of Services to be performed by the Subcontracted Party:

9.3.1.1

The Services to be performed by the Subcontracted Party are described in the Subcontracting SOW.

9.3.1.2

In return for performing these Services, the Subcontracted Party is entitled to be remunerated by the Lead Party as described in the Subcontracting SOW.

9.3.1.3

The Lead Party shall not be obliged to remunerate the Subcontracted Party for any Services performed by the Subcontracted Party in terms of the Subcontracting SOW, unless the Client has signed off the relevant deliverables in relations to the  Services.

9.3.1.4

The Subcontracted Party undertakes to render the Services:

9.3.1.4.1

to the level of quality defined by the Lead Party during the execution of the Project, but having due regard to the Company’s vested skill, knowledge and experience in its field; and

9.3.1.4.2

in accordance with the approach and methodology as described in the Main Client Agreement, including the application of best practices, and with the requisite degree of care, skill and expertise.

9.3.2

In the case of Personnel to be provided by the Subcontracted Party to perform the Services:

9.3.2.1

The Personnel to be provided by the Subcontracted Party (“Subcontracted Personnel”) are described in the Subcontracting SOW.

9.3.2.2

In return for the Subcontracted Personnel performing the Services, the Subcontracted Party is entitled to be remunerated by the Lead Party as described in the Subcontracting SOW.

9.3.2.3

The Lead Party shall not be obliged to remunerate the Subcontracted Party for any work performed by the Subcontracted Personnel in terms of the Subcontracting SOW, unless the Lead Party Client  is satisfied with the manner in which the Personnel of the Subcontracted Party has/have performed the Services.

9.3.2.4

The Parties acknowledge that the Subcontracted Party is providing Personnel.  Accordingly, until the Subcontracted Party has supplied the Lead Party with a valid IRP 30 certificate, the Lead Party shall deduct PAYE and any other necessary taxes from all payments made by the Lead Party to the Subcontracted Party in terms of the Subcontracting SOW.

9.3.2.5

The assignment of Subcontracted Personnel to the Project will be subject to pre-approval by the Lead Party.  In addition to this, the Parties record that in some circumstances, the pre-approval by the Lead Party will be subject to ratification by the Client.

9.3.2.6

The Subcontracted Party shall only assign such Subcontracted Personnel to the Project who are appropriately qualified and skilled and who possess appropriate experience and expertise.

9.3.2.7

Removal of Subcontracted Personnel for convenience:

9.3.2.7.1

The Subcontracted Party shall not remove or reassign any Subcontracted Personnel from the Project, for reasons within the control of the Subcontracted Party, without the prior written consent of the Lead Party, which consent shall not be unreasonably withheld or delayed.

9.3.2.7.2

Without limiting the generality of clause , it shall be reasonable for the Lead Party to refuse the aforementioned consent if any member of the Subcontracted Personnel is to be removed or reassigned to provide any services elsewhere, while still in the employ of the Subcontracted Party.

9.4

Project Governance and Management

9.4.1

The Subcontracted Party shall, and it shall procure that its Personnel shall, follow reasonable work rules established by the Lead Party, in consultation with the Client, and shall submit to the governance structure created by the Lead Party and the Client for the Project as described in the Main Client Agreement, including the right of the Lead Party, the Client, or others whom the Lead Party or the Client may designate, to supervise and reasonably direct the performance of the Subcontracted Party’s Personnel, including, without limitation:

9.4.1.1

assigning specific duties to the Subcontracted Party’s Personnel;

9.4.1.2

designating specific locations where the duties and/or Services are to be performed;

9.4.1.3

fixing time schedules in which the duties and/or Services are to be performed.

9.4.2

The Subcontracted Party will advise its Personnel who are to perform Services under the Subcontracting SOW of the applicable terms of this Agreement.  The Lead Party shall include the Personnel of the Subcontracted Party who are to perform Services under the Subcontracting SOW in Project induction sessions held by the Lead Party.

9.4.3

The Parties agree that the obligations of each Party arising expressly or impliedly, out of this Agreement, shall be performed in a timely manner.

9.4.4

The Lead Party shall, as the prime contractor in respect of the Project, co-ordinate the provision of the Services provided by the Subcontracted Party.

9.5

Project Progress Management

9.5.1

To facilitate the expeditious execution of the Services and Deliverables and to ensure good communication between the Parties and between the Lead Party and the Client, (but without prejudice to the provisions of the Main Client Agreement regulating the noting and resolution of issues), the Parties shall convene and attend progress meetings whenever so required by any Party on 5 (five) Business Days written notice to the other Party.

9.5.2

Such notice shall specify the place, the day (a Business Day), the hour of the meeting and the business to be transacted at such meeting.  Delivery by way of electronic mail or by fax transmission shall be acceptable.

9.5.3

At any progress meeting, any matter that the Parties may deem expedient may be raised.  Unless agreed otherwise between the Parties, such meetings will be chaired by the Lead Party.

9.5.4

The Lead Party’s Project manager shall cause minutes of such meetings to be compiled and distributed to the Subcontracted Party.  Unless the Subcontracted Party shall have disputed the contents of such minutes in writing within 3 (three) Business Days of receipt thereof, the contents shall be regarded prima facie as a true and accurate record of the communications made at such meeting.

9.5.5

In the event that the Parties are unable to amicably resolve any particular matter raised at a progress or other meeting, then either Party shall be entitled to declare that a dispute exists and that shall be dealt with in accordance with clause  of this Agreement.

9.5.6

In the event of the Subcontracted Party failing to fulfil or complete the Services, the Lead Party shall use its best endeavours to complete, or appoint a third party to complete, such uncompleted Services.  Regardless of whether the Lead Party, or any third party appointed by the Lead Party, is able to complete the aforementioned uncompleted Services, the Lead Party shall be entitled to invoke the provisions of clause .

9.6

Personnel:

9.6.1

Requests for Personnel of the Subcontracted Party to be absent from the Project for purposes such as leave are subject to prior approval by the Lead Party, which approval shall not be unreasonably withheld or delayed.

9.6.2

The Subcontracted Party undertakes to minimise any disruption to the Project's progress because of circumstances such as annual leave and training.

9.6.3

The Subcontracted Party shall utilise suitably qualified and trained Personnel to provide the Services in terms of this Agreement, and shall ensure that the Personnel of the Subcontracted Party act, at all material times, in a diligent and professional manner.

9.7

Invoicing, Payments & Rates

9.7.1

The Lead Party shall be responsible for invoicing the Client, which invoices shall from time to time include the amounts owed by the Lead Party to the Subcontracted Party in terms of the Subcontracting SOW.

9.7.2

Upon payment by the Client to the Lead Party, the Lead Party shall as soon as is reasonably possible, and subject to clauses ,  and , be responsible for transferring to the Subcontracted Party the amount which the Subcontracted Party is entitled to as per clauses  and , within 5 (five) Business days of the Lead Party receiving payment from the Client.

9.7.3

The Parties record that the Lead Party is not liable to pay the Subcontracted Party until it has received payment from the Client, and that payment by the Lead Party to the Subcontracted Party will only be after receipt of a valid tax invoice from the Subcontracted Party.

9.7.4

The Lead Party shall not be liable to the Subcontracted Party for any interest on amounts owed by the Lead Party to the Subcontracted Party.

9.7.5

Should a dispute arise relating to any fees or expenses due by the Lead Party:

9.7.5.1

The Subcontracted Party must notify the Lead Party of the disputed amount, in writing, within 30 (thirty) calendar days of becoming aware of the relevant dispute, failing which the Subcontracted Party shall be deemed to have waived their rights to payment of these fees or expenses; and

9.7.5.2

Any notification, as contemplated in clause , shall detail the amounts disputed and the reasons therefore.

9.7.6

All invoices provided by the Subcontracted Party to the Lead Party must deal correctly with value-added tax (“VAT”), which will at all times be charged and paid in accordance with the South African VAT legislation (as amended from time to time).

9.7.7

If the Lead Party (and/or the Client) disputes any invoiced amount (“the affected amount”), the Lead Party shall, within 30 (thirty) calendar days of receipt thereof, notify the Subcontracted Party in writing thereof, specifying the affected amount, and the alleged reasons for such dispute.  Any amount not disputed shall be paid in terms of clause .  If the Parties are unable to resolve such dispute, it shall be referred for determination in accordance with the provisions of clause .

9.7.8

The Subcontracted Party agrees to preserve records of all invoicing and source documentation for 2 (two) years from the date of the payment of the last invoice hereunder.

9.7.9

The Parties record that the Lead Party shall not be liable to the Subcontracted Party for payment of any fees or expenses for which the Client is not liable to pay the Lead Party.

9.7.10

Unless agreed otherwise between the Parties, the Lead Party will not be responsible for the payment to the Subcontracted Party of any expenses and/or time for which the Client has not paid the Lead Party, unless such expenses were incurred on the specific instruction of the Lead Party.

9.8

Rates

Deloitte will charge the Company a fee of 20% (twenty percent) on all Services provided to Clients.  Where the rate for the Service exceeds R1.95 (one rand and ninety five cents) per mms, in such circumstances Deloitte and the Company shall split the balance of the fee over R1.95 (one rand and ninety five cents) per mms at a rate of 50% (fifty percent) each between the parties.

9.9

SARS:

9.9.1

In the event that the South African Revenue Services (“SARS”) holds the Lead Party responsible for any tax, interest, penalties, losses, claims, costs or damages, related directly or indirectly to any amount which SARS is of the view the Lead Party should have withheld from monies paid by the Lead Party to the Subcontracted Party pursuant to a Subcontracting SOW, the Subcontracted Party hereby indemnifies the Lead Party fully from any such tax, interest, penalties, losses, claims, costs or damages.  The Subcontracted Party shall, within 5 (five) Business Days of receiving written notice from the Lead Party that a liability, indemnified against in terms of this clause , has arisen, pay to the Lead Party, free of any set-off, the full amount of such liability.

9.9.2

The indemnity referred to in clause  is not subject to the limitation of liability in clause .

9.10

Expenses:

9.10.1

The anticipated Project expenses, together with the expense rules (“SOW Expense Schedule”) are set out in the Subcontracting SOW.

9.11

Undertakings from the Main Client Agreement:

9.11.1

The undertakings from the Main Client Agreement applicable to the Subcontracted Party, are described in the Subcontracting SOW.

9.11.2

The Subcontracted Party undertakes to comply with the undertakings referenced in clause .

10

CLIENT COMMUNICATION

10.1

For the purpose of proposals, tenders and/or responses  responses to requests from potential clients:

10.1.1

The Parties acknowledge that the Lead Party shall act as the prime interface with the Client in respect of the Request.

10.1.2

Neither the Subcontracted Party, nor any Personnel of the Subcontracted Party, shall communicate with the Client in any manner, related to the Request and this Agreement, unless authorised in writing by the Lead Party.

10.2

For the purpose of Subcontracting Arrangements:

10.2.1

The Parties acknowledge that the Lead Party is the prime contractor to the Client and, in such role, shall act as the prime interface with the Client in respect of the Project.

10.2.2

Neither the Subcontracted Party, nor any Personnel of the Subcontracted Party, shall communicate with the Client in any manner, related to the Project and this Agreement, unless authorised in writing by the Lead Party.

10.3

The Subcontracted Party undertakes to advise the Lead Party in writing within 24 (twenty four) hours of the Client directly contacting the Subcontracted Party, for any reason whatsoever, outside the scope of any communications between the Client and the Subcontracted Party which the Lead Party has expressly agreed to.

10.4

The Subcontracted Party undertakes to assist the Lead Party in any communication or delivery to the Client, as reasonably requested by the Lead Party from time to time.

10.5

All discussions with the Client regarding contracts, Project financial management, invoicing, payments and rates will be done by the Lead Party directly with the Client.

10.6

Neither Party will be permitted to interfere with or impede existing relationships between the other Party and the Client or suggest or cause the Client to modify, cancel, or fail to renew or extend any agreement with the other Party, unless specifically agreed between the Parties in writing.

10.7

For the purpose of proposals, tenders and/or responses to requests from potential clients:

10.7.1

Any information submitted to the Client in response to or relating to the Request, concerning the organisational details of either Party, or the services to be provided by either Party, shall not be submitted to the Client without the approval of the other Party, which approval need not be in writing and shall be deemed to have been given by the cooperation of both Parties’ Personnel in the preparation of those portions of the Proposal which concern the services to be provided by the respective Parties.

10.7.2

Both Parties shall be available for consultation during any negotiations with the Client regarding the Proposal and the Sub contracting SOW.  Both Parties shall be available to attend any negotiations or discussions between one or more of the Parties which relate to the technical or service portions of the Proposal or contemplated  Subcontracting SOW.

11

INSURANCE

11.1

The Parties are obliged at their own cost to take out and maintain such insurance policies (“Insurance Policies”) in respect of their own risks, in performing the Services to the Clients following the conclusion between them of the Subcontracting SOWs on the one hand and Prime Contracts and Main Client Agreements on the other hand.

11.2

The Parties hereby warrant that they have taken out the necessary Insurance Policies and shall be entitled to request proof thereof from one another.

11.3

A breach of the warranty contemplated in clause 9.2  shall constitute a material breach of this Agreement as contemplated in clause .

11.3.1

For purpose of interpretation, Insurance Policies shall include the following:

•

Professional Indemnity Insurance; and

•

Public Indemnity Insurance.

1

NON-SOLICITATION OF PERSONNEL

1.1

Unless otherwise agreed to in writing by the Parties hereto, and recorded in writing, both Parties hereto agree that during the term of this Agreement, and for a period of six (6) months after the expiration or termination of this Agreement, and the expiration or termination of any other agreements that may result from this Agreement or an SOW, neither Party shall make any offer of employment or to employ any employee of the other Party, directly and substantively working under this Agreement, or any SOW, or any other agreements that may result from this Agreement or an SOW.

1.2

The Parties also agree not to use each other’s employees as consultants, either independently or via a third party for the same period.

1.3

Breach of this clause  will render the breaching Party liable to pay damages equal to 6 (six) month's salary for the employee concerned for the period prior to leaving.

2

CONFIDENTIALITY

2.1

“Discloser” means the Party disclosing or granting access to Confidential Information.

2.2

“Confidential Information” means a Discloser’s trade, commercial, financial and management secrets, as well as confidential and other proprietary information howsoever such Confidential Information may be disclosed or made available to the Recipient including, without limiting the aforegoing, whether direct or indirect, orally, visually or in electronic format or by reason of inspection of documentation or other matter on or at the Discloser’s premises or elsewhere including, but not limited to:

2.2.1

technologies, concepts, ideas, inventions, methods, methodologies, procedures, processes, systems, techniques, designs, formulations, models, templates or work papers;

2.2.2

generalised features of the structure, sequence and organisation of software, user interfaces and screen designs;

2.2.3

general purpose consulting and software tools, utilities and routines;

2.2.4

logic, coherence know-how, and methods of management, operation or conducting business and strategy used or to be used;

2.2.5

technical data, product or process specifications and all other technical, mechanical and computer information;

2.2.6

financial, supply, exclusivity or other contractual arrangements between or detail about the Discloser, its suppliers, sources of material, clients and business associates;

2.2.7

any material or information subject to copyright, trademark, patent or other form of intellectual property rights;

2.2.8

any information that relates to past projects of the Parties;

2.2.9

any other matter that relates to the business of the Discloser in respect of which information is not readily available in the normal course of business and which may come to the knowledge of the Recipient.

2.3

“disclosure” means the transfer of Confidential Information from the Discloser to the Recipient or the acquisition of Confidential Information by the Recipient by any direct or indirect means including but not limited to the conveyance of Confidential Information by visual, oral, electronic or other means and “disclose” or “disclosed” has a corresponding meaning.

2.4

“Recipient” means the Party receiving Confidential Information or to whom Confidential Information is disclosed.

2.5

The Recipient hereby irrevocably agrees:

2.5.1

not to divulge or disclose to any person whatsoever in any form or manner whatsoever, either directly or indirectly, any Confidential Information without the prior written consent of the Discloser;

2.5.2

not to, directly or indirectly, detract from, expand on, amend, decompile, reverse engineer, use, exploit, permit the use of, or in any other manner whatsoever apply the Confidential Information for its benefit or the benefit of any other person or for any purpose whatsoever other than for the request forwarded by a client or a proposal or the Services and otherwise than in accordance with the provisions of this Agreement and any relevant SOW;

2.5.3

to maintain in secrecy any and all Confidential Information of the Discloser which may be acquired by or disclosed to it;

2.5.4

in cases where the Recipient is uncertain as to the nature of any information (whether that information qualifies as Confidential Information in terms hereof or not), treat such information as Confidential Information in terms hereof until written notice to the contrary is received from the Discloser;

2.5.5

take reasonable security measures, at least as great as the precautions it takes to protect its own confidential or proprietary information, to keep the Confidential Information confidential;

2.5.6

immediately notify the Discloser upon discovery of any unauthorised use or disclosure of the Confidential Information and assist the Discloser in every reasonable way to at the option of the Discloser regain possession of the Confidential Information or prevent its further unauthorised use;

2.5.7

immediately at the Discloser’s request or in any event at the completion of the Project or relevant SOW, or termination of this Agreement, return all originals, copies, reproductions and summaries or extracts of the Confidential Information or at the Discloser’s option destroy such originals, copies, reproductions and summaries or extracts of the Confidential Information and certify destruction thereof;

2.5.8

that all Confidential Information is and shall remain the property of the Discloser and that disclosure thereof in terms hereof does not grant to the Recipient any express or implied license to use such Confidential Information or right under any patent, copyright, trademark, or trade secret information other than for the purpose of this Agreement or any relevant SOW;

2.5.9

not to directly or indirectly:

2.5.9.1

do or purport to do anything or assist any other person in doing anything which may or could impair, prejudice or interfere with the Discloser’s vested rights, title and interest in and pertaining to the Confidential Information;

2.5.9.2

represent that it has any right, title or interest in and pertaining to the Discloser’s Confidential Information;

2.5.9.3

disclose to any publishing or news media (including but not limited to newspapers, magazines, radio or television) any Confidential Information or any information of any nature whatsoever with regard to the products, services or activities of the Discloser, which the Discloser has not already made known to the public at large, without the prior written consent of the Discloser.

2.6

Each Party shall procure that each of its Personnel, to whom Confidential Information may be disclosed or who otherwise may obtain access to Confidential Information, execute undertakings in substantially the same form as this clause .

2.7

The Parties record and agree that the undertakings referenced in clause  shall be concluded between the Personnel and their specific employer.

2.8

The confidentiality obligations set out in this Agreement shall not apply to any Confidential Information which:

2.8.1

a Recipient can demonstrate was already in the public domain prior to its disclosure or becomes available to the public through no breach by any of the Parties hereto;

2.8.2

was rightfully in the Recipient’s possession without obligation of confidence prior to receipt from the Discloser as proven by its written records;

2.8.3

can be proved to have been rightfully received by a Recipient from a third party without obligation of confidence;

2.8.4

is independently developed by a Recipient as proven by its written records;

2.8.5

is approved for release with the prior written consent of the Discloser;

2.8.6

is required to be disclosed in order to comply with a judicial order or decree, provided that the Recipient has given the Discloser sufficient prior written notice of such request to enable the Discloser to defend or protect such disclosure.

3

INTELLECTUAL PROPERTY

3.1

Own Technology:

3.1.1

Each Party has created, acquired or otherwise obtained rights in, and may, in connection with the Project, and its obligations under this Agreement, employ, provide, modify, create, acquire or otherwise obtain rights in various concepts, ideas, methods, methodologies, procedures, processes, know-how, techniques, models, templates; generalised features of the structure, sequence and organisation of software, user interfaces and screen designs; general purpose consulting and software tools, utilities and routines; and logic, coherence and methods of operation systems (collectively known as “Own Technology”, and individually referred to as “Deloitte Technology” and “Company Technology”).

3.1.2

To the extent that either Party’s Own Technology is utilised in connection with the performance of Services, or in terms of this Agreement, such shall remain the property of that Party.  Except for cases where a licence is expressly granted in writing, neither Party shall acquire any right or interest in the other Party’s Own Technology.  Any improvements to a Party’s Own Technology resulting from a Project will remain the property of that Party.

3.1.3

Notwithstanding anything in this Agreement, each Party will own all right, title and interest, including but not limited to all rights under all copyright, patent and other intellectual property laws, in and to its Own Technology.

3.1.4

In the event of either Party requesting the use of any of the Own Technology of the other Party outside the scope of this Agreement, this would be subject to the Parties agreeing to a written licence agreement for such use.

3.1.5

Each Party (the “warranting party”) warrants that no aspect of its Own Technology rightfully utilised by the other Party in terms of this Agreement will infringe any patent, design, copyright, trade secret or other proprietary right of any third party ("third party proprietary rights"), and the warranting party shall, at its cost, defend the other Party against any claim that the fulfilment of its obligations under this Agreement infringes any such third party proprietary rights, provided that the other Party gives prompt notice to the warranting party of such claim.

3.1.6

The Parties specifically agree that in circumstances where the Services are provided to Clients, the warranty provided in clause 12.1.5 shall be extended to Clients utilising the Services.

3.1.7

The Parties specifically record that in the event that any third party succeeds in its claim for the infringement of any intellectual property rights in the Company Technology , the Company shall, within 30 (thirty) days of the Company Technology  having been found to infringe:

3.1.7.1

obtain for Deloitte and the Company the right to continue using the Company Technology associated with the provision of the Services or the parts thereof which constitute the infringement;

3.1.7.2

replace the Company Technology or the parts thereof which constitute the infringement with another product which does not infringe and which  in  all  respects  operates  substantially in accordance with the technical specifications;

3.1.7.3

alter the Company Technology in such a way as to render it non-infringing while still in all respects operating substantially in accordance with the terms of this Agreement and the relevant SOWs.

3.1.8

The Company undertakes that the source code of the Company Technology will be promptly updated with each new enhancements and modifications to the Company Technology.

3.1.9

Within 10 (ten) Business Days of the Effective Date, the Company shall deposit in escrow with Spoor and Fisher Attorneys in Centurion, South Africa or such other escrow agent as the Parties may agree in writing, the Company Technology and the source code of the Company Technology including all updated source code thereof capable of generating the most recent version of the Company Technology.  The cost of holding the source code in escrow as aforesaid shall be for the account of the Company.

3.1.10

Without in any way detracting from Deloitte or a Client’s rights in terms of this Agreement, should:

3.1.10.1

The Company be wound up, whether provisionally or finally, or should the Company enter into any compromise with its creditors or cease to trade;  or

3.1.10.2

The Company no longer be willing or able to provide the Services to the Clients for a consecutive period of 20 (twenty) Business Days, for any reason other than breach by Deloitte of this Agreement or any SOW or breach by the Client of any Main Client Agreement concluded with Deloitte, in circumstances where such breach by the Client materially effects the Company’s ability to deliver the Service.

then Deloitte shall be entitled to the immediate delivery, possession and use of the Company Technology and/or source code of the Company Technology, for the purposes of maintaining, modifying and correcting the Company Technology.

3.2

Work Product for each SOW:

3.2.1

For the purpose of proposals, tenders and/or responses to requests and Subcontracting Arrangements:

3.2.1.1

The Lead Party will own all materials produced by the Subcontracted Party (or the Personnel of the Subcontracted Party) in performing the Services and fulfilling its obligations under the relevant SOW, including without limitation, Deliverables, programming aids and tools, documentation, reports, data, designs and other proprietary and unique information (collectively, “Work Product”) provided that there shall be deemed excluded from Work Product, any Own Technology used in rendering the Services, which was owned by the Subcontracted Party prior to the Effective Date, or developed by the Subcontracted Party independently of this Agreement ("Excluded Materials").

3.2.1.2

The Subcontracted Party hereby assigns to the Lead Party all ownership rights, including, without limitation, intellectual property rights, in such Work Product, and the Subcontracted Party agrees to give the Lead Party such assistance as may be reasonably required to perfect such rights in the Work Product, and in the case of a Subcontracting Arrangement, to enable the Lead Party to in turn assign such rights to the Client, under the terms of the Main Client Agreement.

3.2.1.3

The Subcontracted Party records and undertakes that it owns all right title and interest in the Work Product and is entitled to assign all ownership rights to the Lead Party as referenced in clause . The Subcontracted Party further records that, should any subcontractor of the Subcontracted Party, or any third party under the control of the Subcontracted Party, prepare or assist the Subcontracted Party in preparing the Work Product or any portion thereof, that the Subcontracted Party has obtained ownership of such Work Product or any portion thereof and is lawfully entitled to assign such ownership to the Lead Party as referenced in clause

3.2.1.4

The Subcontracted Party records and undertakes that it has executed undertakings with its Personnel referencing that its Personnel has waived any moral rights that they may have secured in respect of the Work Product. The Subcontracted Party further records that, should any subcontractor of the Subcontracted Party, or any third party under the control of the Subcontracted Party, prepare or assist the Subcontracted Party in preparing the Work Product or any portion thereof, that such subcontractors or third parties have executed undertakings referencing that they have waived any moral rights that they may have secured in respect of the Work Product.

3.2.1.5

The Subcontracted Party warrants that the Lead Party’s, and in the case of a Subcontracting Arrangement the Client’s, use of the Work Product or the licensed Excluded Materials will not infringe upon or violate any patent, copyright, trade secret, contractual, or any other proprietary right of any third party.

3.2.1.6

The Subcontracted Party indemnifies the Lead Party and the Client against any claim that a third party may institute in respect of the Work Product or the licensed Excluded Materials.

3.2.1.7

The indemnity referred to in clause  is not subject to the limitation of liability in clause .

3.2.1.8

The Subcontracted Party warrants that there neither exists nor will exist, any contractual arrangements between itself and any of its Personnel, consultants, or any other person which would have the effect of granting, creating or conveying the ownership of any intellectual property rights created under this Agreement to anyone other than the Lead Party, and in the case of a Subcontracting Arrangement, the Client.

3.2.1.9

For purposes of this Agreement, intellectual property shall include, but not be limited to, information related to or developed for each Party’s and/or the Client’s business, products, clients, financial information, suppliers, employees, business plans, strategies in various concepts, ideas, methods, methodologies, procedures, processes, know-how, techniques, models, templates; generalised features of the structure, sequence and organisation of software, user interfaces and screen designs; general purpose consulting and software tools, utilities and routines; and logic, coherence and methods of operation systems.

3.3

JOINTLY DEVELOPED INTELLECTUAL PROPERTY

3.3.1

The Parties record that in the event of Deloitte and the Company joint developing, enhancing or modifying any existing intellectual property (“Jointly Developed Intellectual Property”) then the Parties shall jointly own such intellectual property.

3.3.2

The Parties agree that both Deloitte and the Company will be entitled to use any Jointly Developed Intellectual Property subsequent to termination of this Agreement or any SOW.

4

OBLIGATIONS OF THE PARTIES

4.1

The Subcontracted Party shall cooperate with the Lead Party in the performance by the Subcontracted Party of its Services under this Agreement, or any SOW.

4.2

The Subcontracted Party shall be responsible for the performance of the Personnel of the Subcontracted Party, and for the accuracy of all data and information provided to the Lead Party (and in the case of a Subcontracting Arrangement, also to the Client) for purposes of the performance by the Subcontracted Party of its Services under this Agreement, or any SOW.

4.3

The Subcontracted Party shall ensure that any party over which it has direct control performs its duties and functions as may be reasonably required by the Lead Party to enable performance by the Subcontracted Party of its obligations under this Agreement, and in the case of a Subcontracting Arrangement, to enable the Lead Party to comply with its obligation to provide the Services to the Client.

4.4

The Parties shall advise each other verbally and in writing as soon as they become aware of anything, which may hamper or delay either Party complying with its obligations in terms of this Agreement.

4.5

The Parties shall promptly remedy any defect or deficiency in the performance of their obligations in terms of this Agreement.

4.6

The Parties shall provide all decisions and inputs requested by each other within a reasonable time of the other Party requesting such decision or input.

5

EQUIPMENT OF THE PARTIES

5.1

The Parties agree to ensure that each of their Personnel involved in performing the Services have the necessary computer hardware (laptop computers) and the necessary computer software, legally acquired and licensed, including appropriate virus protection software kept updated on a daily basis.

5.2

The Parties will ensure that throughout the term of this Agreement, they shall have and maintain in full force and effect, insurance policies to cover all risks of physical loss or damage which may occur to any of their materials, hardware or equipment.  Such cover shall have a limit of liability of not less than the current replacement value of such materials, hardware or equipment, and shall include all labour charges, transportation charges, professional fees and other expenses.

6

LIMITATION OF LIABILITY

6.1

For the purposes of proposals, tenders and/or responses to requests from potential clients:

6.1.1

The maximum liability in connection with proposals, tenders and/or responses to requests from potential clients, due to any act or omission by the Personnel of either party, whether negligent or not, and whether arising under contract, delict, statute or otherwise, shall be limited to the amount of one million rand (R1 000 000) (the "SOW Maximum Liability").

6.2

For the purpose of Subcontracting Arrangements:

6.2.1

It is hereby agreed that the Subcontracted Party shall be liable for any loss or damage or claim arising, for whatsoever reason, out of the performance of its specific Services in terms of a Subcontracting SOW.  The Subcontracted Party hereby indemnifies and holds the Lead Party free and harmless from any and all loss, expenses, costs, damages and claims arising out of or in connection with the Services allocated to the Subcontracted Party.

6.2.2

In addition to the provisions of clause , and in the absence of any provision to the contrary, the Subcontracted Party shall be solely responsible for, and hereby indemnifies and holds the Lead Party free and harmless from, any and all loss, expenses, costs, damages, demands and claims arising out of or in connection with any illness, injuries, including death to any and all persons (including their own employees, agents, representatives, contractors, consultants or those of its subcontractors), and/or damage to the property of any or all such persons, in any way sustained or alleged to have been sustained in connection with or by reason of the performance or execution of the Subcontracting SOW, by the Subcontracted Party.

6.2.3

Notwithstanding the rights which the Lead Party has in terms of the Subcontracting SOW in respect of a breach by the Subcontracted Party of its obligations in terms of the Subcontracting SOW, the Lead Party shall be responsible to fulfil the obligations of the Subcontracted Party to the Client.  To the extent that the Lead Party or any third party appointed by the Lead Party, performs and fulfils the obligations of the Subcontracted Party, so the Lead Party shall have a claim against the Subcontracted Party for reasonable expenses incurred in respect of the obligations performed on behalf of the Subcontracted Party.

6.2.4

Unless stated otherwise in this Agreement, or in a Subcontracting SOW, each Party’s liability for all claims arising out of the Services and/or Personnel provided in connection with a Subcontracting SOW, is limited to the SOW Contract Value of of the Subcontracting SOW (the “SOW Maximum Liability”).

6.3

For the avoidance of doubt, each SOW shall have its own maximum liability and the Parties record that this will not be cumulative across SOWs.

6.4

The SOW Maximum Liability is the aggregated liability for all claims from whatever source and however arising, whether in contract, delict or otherwise.

6.5

Neither Party will be liable to the other Party, or to any cessionary or third party claiming through or on behalf of a Party, for any punitive, indirect, special or consequential damages whatsoever, arising out of or related to this Agreement, or for any other loss or damages beyond the SOW Maximum Liability specified.

6.6

It is recorded that a Party will only accept any form of liability, limited as specified, if the subject of a final judgement in a court of law or by way of arbitration.

6.7

Any claims, however rising, must commenced formally by service or court summons or process initiating arbitration proceedings within two years after the Party bringing the claim becomes aware (or ought to reasonably have become aware) of the facts which give rise to the claim and, in any event regardless of the knowledge of the claimant, by no later than three years after the date of the alleged breach of contract, delict or other act or omission giving rise to a cause of action. This expressly overrides any statutory provision which otherwise apply.

6.8

Without derogating from the generality of clauses  and , the Parties indemnify each other against any loss, damages, costs or expenses directly or indirectly incurred by a Party as a result of information supplied by, or misrepresentations, fraudulent acts or wilful default on the part of a Party or its Personnel.

6.9

If any loss or damage arising out of or in connection with this Agreement is caused partly by the fault of one Party, and partly by the fault of the other Party, the damages recoverable shall be apportioned to such an extent as may be just and equitable, having regard to the degree in which each party was at fault in relation to the damage as if the provisions of the Apportionment of Damages Act of 1956, as amended from time to time, were applicable to a claim for breach of this Agreement.

6.10

No rights contemplated in this clause  shall in any way limit either Party’s rights to any other legal remedy it may have in law against the other Party.

6.11

Penalties

6.11.1

In circumstances where Deloitte incurs a penalty from the Client  due to the Company not providing the Services as described in this Agreement or the relevant SOW or to the satisfaction of Deloitte or the Client, in such circumstances the Company shall be responsible for such penalty. Deloitte shall be entitled to set off such penalty amount against any amounts payable to the Company. In the event of the penalty amount  exceeding the amount payable to the Company then the Company shall be liable for the additional amounts which shall be payable as stipulated by Deloitte.

6.11.2

The provisions of clauses 15.2.4 and 15.3 shall not apply to clauses 15.11.1.

7

FORCE MAJEURE

7.1

No Party shall have any responsibility for late delivery or for failure to deliver due to any cause reasonably beyond their control, particularly in the case of Force Majeure.

7.2

“Force Majeure” means any and all acts or events which are neither controllable or predictable and therefore independent of the will of any Party or of its Personnel, including but not limited to war, declared or not, riot, revolution, strikes or other industrial actions, machinery damage or breakdown, earthquake, tidal wave, essential supply difficulties and irremediable non-performance by a third party.

7.3

In the case of any Force Majeure, the affected Party shall immediately notify the other Party of the existence of such Force Majeure, and no such affected Party shall be obliged to perform its obligations in terms of this Agreement, to the extent that it is prevented from doing so during the duration of such Force Majeure.

7.4

In the event of the Force Majeure condition continuing for a period in excess of 1 (one) week as calculated from the date of the notice referred to in clause , then the other Party shall have the right to terminate this Agreement.

7.5

Nothing contained in this clause  shall excuse the affected Party from performing any obligation incumbent in terms of this Agreement, which the Lead Party is not excused from performing in the Main Client Agreement in terms of the Force Majeure as specified in this Agreement.

8

DELOITTE AUDITOR INDEPENDENCE AND CONFLICT OF INTEREST POLICIES

8.1

Deloitte is committed to fully complying with the Code of Professional Conduct of SAICA (South African Institute of Chartered Accountants), the Code of Ethics of IFAC (International Federation of Accountants), and the legal requirements of stock exchanges around the world, which require a multidisciplinary firm like Deloitte to maintain, and to be seen to maintain, its independence as auditors when providing non-audit services to, and forming business relationships with, audit clients, the subsidiaries of audit clients, and the holding companies of audit clients.

8.2

In the context of the codes referenced in clause , Deloitte is precluded from providing certain consulting services to, or forming business relationships with, companies that are subsidiaries of, or affiliates of, any company that is listed (or intends listing) on the New York Stock Exchange, the London Stock Exchange, or any other major national stock exchange, or which has a subsidiary or affiliate that is listed in the United States or the United Kingdom or elsewhere, for which any member firm of Deloitte & Touche are the appointed external auditors.

8.3

Deloitte is also restricted from providing certain consulting services to, or forming business relationships with, other audit clients of any member firm of Deloitte & Touche, or their subsidiaries or affiliates, which do not fall into the categories listed in clause , including listed and unlisted audit clients.  Such restrictions also apply to the subsidiaries of audit clients, and the holding companies of audit clients.

8.4

The Company agrees to immediately notify Deloitte, should the circumstances referenced in clauses  and  become applicable, or as soon as the Company becomes aware of any other circumstances which may result in a breach of Deloitte’s auditor independence and conflict of interest policies.

8.5

Deloitte and the Company agree to take all reasonable actions to resolve any constraints resulting from this clause  without delay.  Should it not be possible to resolve any such constraints, Deloitte reserves the right to terminate the Agreement in terms of clause  of this Agreement.

9

ASSIGNMENT

9.1

Deloitte may assign or subcontract its rights and obligations hereunder in whole or in part to any third partyD & T Party without the consent of the Company.

9.2

Aside from the assignment described in clause , neither Party shall be entitled to assign, sell or otherwise transfer the benefit or burden of all or any part of this Agreement, or its rights, interests and obligations with respect to this Agreement, to a third party, without the prior written consent of the other Party, which consent shall not be unreasonably withheld.

10

BREACH

10.1

Should either Party be materially in default of any obligations which arise in terms of this Agreement, or any SOW, or commit a material breach of any of the provisions of the Agreement, or of any SOW, including without limitation a breach of any warranty given in terms of this Agreement, or any SOW, or any representation being incorrect  (“Defaulting Party”), and fail to remedy such breach within 14 (fourteen) calendar days of written demand from the other Party (the “Aggrieved Party”) or such longer period as may be reasonable in the circumstances, then the Aggrieved Party may, in addition to any other rights and remedies that it may have:

10.1.1

without notice to the Defaulting Party, claim specific performance from the Defaulting Party of all the Defaulting Party’s obligations, whether or not the due date for performance has arrived; and/or

10.1.2

without notice to the Defaulting Party, to bring an application in any Court of competent jurisdiction, whether on an urgent basis or not, for the granting of an interdict against the Defaulting Party to prevent any further breach of the terms of the Agreement, and/or of any SOW; and/or

10.1.3

terminate the Agreement, or any part of or all of the SOW or the Services to which such breach relates, such termination to be effective immediately upon receipt by the Defaulting Party of written notice to that effect; and/or

10.1.4

subject to clause , claim damages from the Defaulting Party.

10.2

Notwithstanding anything to the contrary contained in this Agreement, or in any SOW, a Party shall be deemed to be materially in default if that Party:

10.2.1

is placed in provisional or final liquidation, whether compulsory or voluntarily; and/or

10.2.2

is placed under judicial management, whether subject to a provisional or final order; and/or

10.2.3

allows any judgement granted against it to remain unsatisfied for a period of 10 (ten) calendar days after such judgement comes to the attention of any Party; and/or

10.2.4

on or after the Effective Date commits any act or omission which would render it liable to be liquidated;  and/or

10.2.5

on or after the Effective Date admits in writing that it is unable to pay its debts timeously or at all; and/or

10.2.6

becomes or is declared insolvent, or is the subject of any proceedings related to its liquidation, insolvency or the appointment of a receiver or similar officer for it; and/or

10.2.7

makes an assignment for the benefit of all or substantially all of its creditors; and/or

10.2.8

enters into an agreement for the composition, extension, or readjustment of substantially all of its obligations; and/or

10.2.9

acts in a manner which materially damages the reputation of the other Party; and/or

10.2.10

is found guilty (in relation to this Agreement or the Project or any SOW) of bribery or similar conduct.

11

TERMINATION

11.1

Deloitte Termination due to auditor independence and conflict of interest constraints:

11.1.1

Deloitte may immediately terminate this Agreement, and/or any part of an SOW, if the circumstances in clause 17.5 of this Agreement should occur.

11.1.2

In the event of Deloitte terminating the performance of the Services, as contemplated in clause , the Company shall have no claim against Deloitte whatsoever, save for being remunerated for those Services completed by the Company in accordance with the terms of this Agreement.

11.2

Termination due to regulatory changes:

11.2.1

Either Party may terminate this Agreement, and/or any part of an SOW, if regulatory changes occur which would render it impossible for this Agreement to continue to exist, or for the relevant SOWs to continue to exist without transgressing the changed regulations.

11.3

Termination of Agreement for convenience:

11.3.1

Either Party may terminate this Agreement, upon 30 (thirty) calendar days written notice, provided that there are no current SOWs. Where current SOWs exist, then the Company shall continue to pay Deloitte a fee for two years subsequent to the termination. The Company shall pay Deloitte a fee of 20% of the value of Services provided to the Client for a period of 12 (twelve) months after the termination of the Agreement and a fee of 10% of the value of Services provided to the Client from month 13 (thirteen) to 24 (twenty four) after the termination of the Agreement, or a once off terminal value equivalent to this amount, such amount being  payable only pursuant to the written agreement of the Parties . In circumstances where the Company continues to make payment to Deloitte subsequent to the termination of the Agreement as described in this clause, the payment provisions as described in the Agreement shall apply.

11.3.2

In circumstances where Deloitte elects to terminate the Agreement, the Parties shall in good faith discuss the transfer of the existing Subcontracting SOWs into the name of the Company.  It is acknowledged that any transfer as described in this clause 20.3.2 shall be subject to the consent of the Clients and the existing legal environment.

11.4

For the purpose of proposals or requests by potential clients:

11.4.1

Automatic Termination:

11.4.1.1

The proposals or requests by potential clients shall terminate upon the happening of the earliest of:

11.4.1.1.1

Cancellation of the request by the Client;

11.4.1.1.2

Failure of the Client to award the contract to  Deloitte upon the expiration of 6 (six) months after the date of submission of the Proposal;

11.4.1.1.3

Execution of the Subcontracting SOW between the Parties; or

11.4.1.1.4

Agreement of the Parties hereto in writing to cancel the proposals or requests by potential clients.

11.5

For the purpose of Subcontracting Arrangements:

11.5.1

Subcontracted Party Termination or withdrawal a from a Subcontracting SOW for Convenience:

11.5.1.1

The Subcontracted Party shall not be entitled to withdraw from a Subcontracting SOW.  Notwithstanding the aforesaid, should the Subcontracted Party withdraw, the Lead Party shall, without prejudice to any of its other rights, be entitled to fulfil the Services allotted to the Subcontracted Party, or to appoint a third party to complete said Services.

11.5.1.2

Withdrawal by the Subcontracted Party from a Subcontracting SOW shall not discharge it from performing any obligation already due or from making any payment of any sums already due or becoming due by reason of its withdrawal.

11.5.2

In the event of the Subcontracted Party withdrawing from a Subcontracting SOW in contravention of the terms of clause , the Lead Party shall have all the rights available to them in law to claim any costs, damages or liabilities of any nature whatsoever or howsoever arising occasioned by the withdrawal of the Subcontracted Party.

11.5.3

Lead Party Termination of a Subcontracting SOW for Convenience:

11.5.3.1

The Lead Party may terminate a Subcontracting SOW or any part of its Services by giving the Subcontracted Party 1 (one) month’s written notice of such termination, in which case the Subcontracted Party shall proceed with the performance of such part of the Services that are not terminated (if any).

11.5.4

Lead Party Termination of a Subcontracting SOW for Breach or Default by the Subcontracted Party:

11.5.4.1

In the event of the Lead Party terminating a Subcontracting SOW for the Subcontracted Party breaching the Subcontracting SOW, as per clause , the Subcontracted Party:

11.5.4.1.1

shall have no further rights to payment of any amounts after the date of the breach of the Subcontracting SOW;

11.5.4.1.2

shall deliver to the Lead Party all documentation, information (whether electronic or otherwise) pertaining to the Project and/or the Subcontracting SOW;

11.5.4.1.3

shall no longer represent to any person that it is a Party to the Subcontracting SOW; and

11.5.4.1.4

shall make payment of any amounts due by it in terms of the Subcontracting SOW within 30 (thirty) calendar days of cancellation of the Subcontracting SOW.

11.5.5

Termination of a Subcontracting SOW due to Client termination of the Main Client Agreement:

11.5.5.1

The Subcontracting SOW will terminate on the date the Main Client Agreement terminates, if the Client terminates the Main Client Agreement for any reason whatsoever.  Any such termination shall be subject to accrued rights and obligations.

11.5.6

Termination of a Subcontracting SOW due to the Client requiring removal of the Subcontracted Party from the Project:

11.5.6.1

The Subcontracting SOW will terminate immediately if the Client requires the removal of the Subcontracted Party from the Project. Any such termination shall be subject to accrued rights and obligations.

11.5.7

In the event of the Lead Party terminating the performance of the Services, as contemplated in clauses , ,  and , the Subcontracted Party shall have no claim against the Lead Party whatsoever, save for being remunerated for those Services completed by the Subcontracted Party in accordance with the terms of the Subcontracting SOW.

11.6

If either Party wishes to terminate this Agreement, or any SOW, for reasons other than those described above, such termination, and the terms thereof, will be subject to agreement between the Parties, to be recorded in writing

12

DISPUTE RESOLUTION

12.1

The Parties agree to use reasonable efforts to resolve by negotiation any dispute or difference that arises between them under or in connection with this Agreement.  Neither Party will resort to legal or arbitration proceedings, or terminate this Agreement, until the following process has been exhausted, except if it is necessary to seek urgent interim relief.

12.2

If any dispute, disagreement, difference or claim under or in connection with this Agreement and/or in respect of the existence, validity and/or termination thereof, and whether in contract, delict or otherwise, arises between the Parties, including a breach or an alleged breach under this Agreement, (called hereafter the “Dispute”), which the Parties have been unable to resolve at an operational level, or which is sufficiently serious that it cannot be resolved at the operational level, either Party will in writing notify the other of the Dispute, providing the details of the Dispute.  Management representatives of each of the Parties will then endeavour in good faith to agree upon a resolution through negotiation.

12.3

The Dispute shall first be referred to the respective directors of each Party, who will use their best endeavours to resolve the Dispute within 7 (seven) calendar days of the Dispute having been referred to them, or such other time frame agreed between the Parties.

12.4

Should the respective directors of the Parties be unable to resolve the Dispute in accordance with the foregoing, the Dispute shall be escalated to the respective managing directors (or equivalent officers) of the Parties, who will use their best endeavours to resolve the Dispute within 21 (twenty one) calendar days of the Dispute having been referred to them, or such other time frame agreed between the Parties.

12.5

Should the respective managing directors of the Parties be unable to resolve the Dispute in accordance with the foregoing, the Dispute, if arbitrable in law, shall be finally resolved in accordance with the Rules of the Arbitration Foundation of Southern Africa or its successor in title (“AFSA”) by an arbitrator or arbitrators appointed by AFSA.

12.6

The place of arbitration shall be Johannesburg and English shall be the language of arbitration, being the language of the Agreement and the correspondence between the Parties.  The arbitral award shall be issued in English.  The Parties agree that arbitration proceedings are to be held in camera and shall be confidential.

12.7

The decision or award resulting from the arbitration shall be subject to review or appeal by either Party, as per the AFSA rules.  The Parties record that subsequent to such review or appeal proceedings, the final decision or award may be made an order of any court of competent jurisdiction at the instance of any party to the Dispute.  With effect from the date of the arbitral award or, in case of the settlement of any Dispute, with effect from the date of any such settlement, no Party shall have any further right and/or claim (including, without limitation, any right pursuant to a subrogation) against any other Party in connection with or relating to the Dispute in question.

13

WARRANTIES OF THE PARTIES

13.1

The Parties warrant that they shall, at all times:

13.1.1

Possess and have the knowledge, skills and expertise, necessary to enable it to provide the Services in terms of this Agreement and/or all SOWs; and

13.1.2

Use and adopt professional techniques and standards and provide the Services with due care, skill and diligence.

13.2

For the purpose of proposals or requests by potential clients and Subcontracting Arrangements:

13.2.1

The Subcontracted Party  warrants that each of its Personnel that performs a part of the Services has and will have at all times while performing the Services:

13.2.1.1

the requisite knowledge, skill, and professional ability to render the Services (or part thereof) in a workmanlike manner and in accordance with the appropriate standards and expertise;

13.2.1.2

the status as a full-time employee of the Subcontracted Party unless the Lead Party should agree otherwise in writing;

13.2.1.3

unless agreed otherwise in writing by the Lead Party, valid and legal work status under the regulations of the Department of Home Affairs of the Government of the Republic of South Africa; and

13.2.1.4

no restriction by contract or otherwise in any way from performing the Services (or part thereof).

13.3

Except as expressly provided in this Agreement, or in terms of an SOW, Deloitte disclaims all warranties, either express or implied.

14

ENTIRE CONTRACT AND DURATION

14.1

Unless agreed otherwise in writing, the Agreement, together with all SOWs, constitutes the entire agreement between Deloitte and the Company as to their respective subject matters, and supersedes all other oral and written representations, understandings or agreements between them as to their respective subject matters.

14.2

The agreements and undertakings in this Agreement are given by each of the Parties on behalf of themselves and in respect of each of their Personnel and in favour of each other and each of the Personnel of the Parties.

14.3

Each Party shall ensure that its Personnel comply with the terms of this Agreement and shall be responsible for any breach of the terms of this Agreement by its Personnel.

14.4

Should either Party wish to make any change to the body of this Agreement, including the annexures, such change shall only take effect once reduced to writing and signed by both Parties.

14.5

Notwithstanding its signature date, each SOW shall be regarded as commencing on its SOW Effective Date, as described in the SOW, and shall, unless terminated earlier in terms of this Agreement, automatically terminate upon the SOW Termination Date, as described in the SOW, unless a further agreement, replacing and superseding this Agreement, is concluded in writing between the Parties.

14.6

All obligations created in this Agreement, and in terms of an SOW, shall survive change or termination of the business relationship between the Parties.

14.7

On termination of the Agreement, as contemplated in the Agreement, clauses , , , , , , , , , , , ,  and  are severable from the rest of the provisions of the Agreement and shall survive its termination and continue to be of full force, and remain binding on the Parties.

15

SEPARATE UNDERTAKINGS

15.1

Each undertaking in this Agreement, and in an SOW, shall be deemed to be and shall be construed as an undertaking separate and several from every other undertaking given in terms of this Agreement, and the SOW.

15.2

No undertaking shall be limited or restricted by reference to or inference from any other separate acknowledgement and undertaking.

15.3

If any provision or undertaking in this Agreement or in an SOW is or becomes illegal, invalid or unenforceable, such provision shall be divisible and be regarded as pro non scripto, the remainder of this Agreement, and the SOWs,  to be regarded as valid and binding.

16

STATEMENTS OF WORK

16.1

Each Subcontracting Arrangement under the terms of this Agreement, shall be detailed in an SOW signed by both Parties.

16.2

Should either Party wish to make any change to the body of an SOW, including its schedules and/or annexures, such change shall only take effect once reduced to writing and signed by both Parties.

16.3

All provisions of this Agreement which are not expressly changed in an SOW or which do not conflict with any provision of an SOW, shall continue to bind the Parties in respect of the SOW Services.

16.4

Unless stated otherwise in an SOW, each SOW, as read together with this Agreement, shall form the sole basis of the agreement between the Parties as to its subject matter.  Where there is a conflict between the terms of this Agreement and the terms of an SOW, the SOW will take preference.

16.5

Unless agreed otherwise between the Parties, any amendments to this Agreement, in terms of clause , shall apply to existing SOWs at the time of such amendments.

17

GOVERNING LAW

17.1

The Agreement is governed by South African law, without giving effect to any conflict of laws.

18

GENERAL

18.1

Nothing in this Agreement shall be construed as precluding or limiting in any way the right of either Party to provide consulting or other service of any kind or nature whatsoever to any person or entity as it, in its sole discretion, deems appropriate.

18.2

Notwithstanding the provisions of clause , unless a Party expressly and in writing forbids such disclosure, the other Party shall have the right to use the name of the first Party and a broad description of this Agreement and/or any SOW, as a reference in proposals or similar submissions which it make to its prospective clients.

18.3

Either Party desiring to issue a news release, advertisement or other form of publicity concerning efforts in connection with this Agreement, and/or any SOW, shall obtain the written consent of the other Party prior to the release of such publicity.

18.4

The relationship between the Parties shall be one of the utmost good faith and each Party undertakes to observe the utmost good faith towards the other.

18.5

No latitude, extension or other indulgence which may be given or allowed by any Party (“Grantor”) to any other Party in respect of any obligation hereunder shall under any circumstances operate as a waiver or novation of, or otherwise affect, any of the Grantor’s rights in terms hereof or arising herefrom, or preclude the Grantor from enforcing at any time and without notice, strict and punctual compliance with each and every provision or term hereof.

18.6

Nothing in this Agreement, or any SOW (unless stated otherwise in the SOW), shall be construed as creating an exclusive relationship between Deloitte and the Company, and the Parties may sign agreements of a similar or identical nature to this Agreement with other companies from time to time.

18.7

This Agreement may be executed in any number of counterparts, each of which together constitutes a single agreement between the Parties thereto, but shall not be effective until each Party has executed at least one counterpart.  Each such counterpart shall be deemed to be an original thereof, but all the counterparts shall together constitute the same instrument.

18.8

The Parties agree that the rule of construction that the Agreement shall be interpreted against the Party responsible for the drafting of the Agreement, and/or any SOW, shall not apply.

18.9

The Parties shall each pay their own costs of negotiating, drafting, preparing and implementing this Agreement.

19

REPRESENTATION

19.1

Deloitte represents and warrants that it has the required power and necessary authority to enter into this Agreement and to consummate the transaction contemplated herein.  The Deloitte Representative, as defined in Annexure A, warrants that he/she has the necessary authority to represent Deloitte and to sign this Agreement on behalf of Deloitte.

19.2

The Company represents and warrants that it has the required power and necessary authority to enter into this Agreement and to consummate the transaction contemplated herein. The Company Representative, as defined in Annexure A, warrants that he/she has the necessary authority to represent the Company and to sign this Agreement on behalf of the Company.

20

DOMICILIUM CITANDI ET EXECUTANDI

20.1

The Parties select as their respective domicilia citandi et executandi, and for the purposes of giving or sending any notice provided for or required in terms of this Agreement, the addresses as described in Annexure A, or such other address or telefax number as may be substituted by notice given as herein required.

20.2

Any notice addressed to a Party at its physical or postal address shall be sent by prepaid registered post, or delivered by hand, or sent by telefax.

20.3

Any notice shall be deemed to have been given:

20.3.1

if posted by prepaid registered post, 7 (seven) calendar days after the date of posting thereof,

20.3.2

if hand delivered, on the day of delivery,

20.3.3

if sent by telefax, on the date and time of sending of such telefax, as evidenced by a fax confirmation printout.

20.3.4

Deloitte and the Company may communicate with each other by electronic means; provided that electronic communication will not be acceptable for formal notices required to be given under this Agreement.  Such communication is acceptable as a signed written notice to the extent permissible under any applicable law.

20.4

Either Party may by written notice to the other Party change its domicilium citandi et executandi, provided that the change shall become effective on the 14th (fourteenth) calendar day after receipt of the notice by the addressee.

THUS DONE AND SIGNED at ______________ by Deloitte on this the day Of ___________.

(Print Name in block letters) For and on behalf of Deloitte and duly authorised thereto.	Designation	Signature

AS WITNESSES:

1.

____________________________________________

2.

____________________________________________

THUS DONE AND SIGNED at ______________ by the Company on this the day of

 _____.

(Print Name in block letters) For and on behalf of the Company and duly authorised thereto.	Designation	Signature

AS WITNESSES:

1.

____________________________________________

2.

____________________________________________